1 Knoll Announces Plan to Acquire Muuto; Muuto's Fast-Growing Affordable Luxury Brand Perfect Complement to Knoll's Timeless Design Portfolio East Greenville, PA, December 12, 2017, Knoll, Inc. (NYSE:KNL) and Muuto today announced that Knoll, Inc. has signed a definitive agreement to acquire Muuto, the Copenhagen-based designer and provider of affordable luxury furniture, lighting and accessories for the workplace and home. The acquisition further advances the Knoll strategy of building its global capability as a go-to resource for workplaces and homes, including the commercial contract, decorator to-the-trade and consumer markets. Andrew Cogan, Knoll President and CEO, stated, "Muuto is a ‘resimercial’ design-driven, creative Scandinavian brand representing global style for the workplace and home. We have been tracking their explosive emergence on the workplace and residential scene in both Europe and North America for some time now.” “Muuto products pair seamlessly with the range of modern Knoll designs, offering an expanded breadth and depth of affordable luxury products that reflect today’s evolving workstyles and trends in residential design, with particular appeal to a younger generation of architects, designers and clients and those seeking a homier, more relaxed aesthetic,” he added. Mr. Cogan noted that Muuto expands the range of price points Knoll covers in the affordable luxury segment and significantly expands the Company’s mix of International sales from 15 percent to 20 percent. Founded in 2006 by Peter Bonnén and Kristian Byrge, Muuto, which means “new perspective” in Finnish, has grown into a global brand providing affordable luxury workplace and residential furniture, lighting and accessories. Muuto works with leading contemporary designers to offer a new vision of Scandinavian design. Over the past three years, Muuto has grown its top line by a 33 percent CAGR to approximately $75.0 million. Muuto’s asset light model, which utilizes an innovative supply chain, has allowed Muuto to leverage this volume to grow EBITDA at over a 40 percent CAGR to approximately $21.0 million. In addition, the Muuto team has built a singular brand reputation for design excellence in Europe, North America and Asia. Mr. Bonnén and Mr. Byrge stated, “Knoll is the perfect permanent home for Muuto. Over the past decade, we are proud to have built a business that honors the best of Scandinavian design and that is relevant for a new generation of clients seeking beauty, elegance and affordability. The culture and team we have assembled to run the business are aligned with the values upon which Knoll was founded almost 80 years ago.” Mr. Cogan also noted that the Company’s goal is to double Muuto’s business in three to five years. Today, approximately 80 percent of Muuto’s business is outside of North America. He cited the opportunity to strengthen client and dealer relationships in North America and Europe as well as further expand Muuto’s reach to Millennial designers and purchasers in the “resimercial” and residential markets. Commenting on the transaction, Anders Cleemann, Muuto CEO, said, "Muuto and Knoll pursue perfection in design and quality. Knoll is an extraordinary partner to assure the Exhibit 99.1

2 continued growth of our brand to wider audiences. We share Knoll's commitment to working with residential clients and companies that are transforming their work environments as their employees’ workstyles evolve.” Mr. Cogan added, “We are pleased to welcome the Muuto team to the Knoll constellation of brands. Muuto strengthens our ability to compose integrated solutions from products and services that naturally work together. Muuto also opens up new sources of revenue for Knoll dealers to complement their focus on our existing Office and Specialty product lines and enhances our offering for Knoll Space residential partners." Muuto will continue to operate as an independent company headquartered in Copenhagen and will maintain its vibrant independent brand identity. The acquisition of Muuto for approximately $300.0 million in cash, less certain customary adjustments, is expected to be accretive to earnings per share (EPS) in 2018; EPS accretion is expected to accelerate towards $0.30 by 2021. The Company stated that it intends to fund the acquisition of Muuto through a combination of cash on hand and borrowings under its credit facility. The transaction is expected to close in January 2018. Investor Conference Call Knoll, Inc. will host a conference call at 10:00 a.m. ET on Wednesday, December 13, 2017 to discuss its acquisition of Muuto. The call will include slides; participants are encouraged to listen and view the presentation via webcast at http://www.knoll.com. To access the webcast, go to www.knoll.com,"Discover Knoll," and click on "Investor Relations." The conference call may also be accessed by dialing: North America (844) 778-4138 International (661) 378-9550 Passcode 546 7099 A replay of the webcast can be viewed by visiting the Investor Relations section of the Knoll, Inc. corporate website. In addition, an audio replay of the conference call will be available through December 20, 2017 by dialing (855) 859-2056. International replay: (404) 537-3406 (Passcode: 546 7099). Cautionary Statement Regarding Forward-Looking Information This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Knoll, Inc.’s expected future financial position, results of operations, revenue and profit levels, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, the planned acquisition of Muuto, as well as statements that include words such as "anticipate," "if," "believe," "plan," “goals," "estimate," "expect," "intend," "may,"

3 "could," "should," "will," and other similar expressions are forward-looking statements. This includes, without limitation, our statements and expectations regarding any current or future recovery in our industry, and our expectations with respect to leverage. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Knoll management. Knoll does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include corporate spending and service-sector employment, price competition, acceptance of Knoll’s new products, the pricing and availability of raw materials and components, foreign exchange rates, transportation costs, demand for high quality, well designed furniture and coverings solutions, changes in the competitive marketplace, changes in trends in the market for furniture or coverings, the financial strength and stability of our suppliers, customers and dealers, access to capital, our success in designing and implementing our new enterprise resource planning system, our ability to complete the acquisition of Muuto, our ability to successfully integrate acquired businesses, including Muuto, and other risks identified in Knoll’s Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission, as well as other cautionary statements that are made from time-to-time in Knoll’s public communications. Many of these factors are outside of Knoll’s control. About Knoll, Inc. Knoll is a constellation of design-driven brands and people, working together with our clients to create inspired modern interiors. Our internationally recognized portfolio includes furniture, textiles, leathers, accessories, and architectural and acoustical elements brands. These brands - Knoll Office, KnollStudio, KnollTextiles, KnollExtra, Spinneybeck | FilzFelt, Edelman Leather, HOLLY HUNT, and DatesWeiser - reflect our commitment to modern design that meets the diverse requirements of high performance workplaces and luxury interiors. A recipient of the National Design Award for Corporate and Institutional Achievement from the Smithsonian`s Cooper-Hewitt, National Design Museum, Knoll is aligned with the U.S. Green Building Council and the Canadian Green Building Council and can help organizations achieve Leadership in Energy and Environmental Design (LEED) workplace certification. Knoll is the founding sponsor of the World Monuments Fund Modernism at Risk program. Investors: Charles W. Rayfield Senior Vice President and Chief Financial Officer Tel 215 679-1703 crayfield@knoll.com Media: David E. Bright Senior Vice President, Communications Tel 212 343-4135 dbright@knoll.com